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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 30, 1997 (May 23, 1997)


                             JDN REALTY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Maryland                         1-12844                58-1468053
----------------------------     ------------------------     -------------
(State or other jurisdiction     (Commission file number)     (IRS Employer
    of incorporation)                                       Identification No.)


3340 Peachtree Road, N.E., Suite 1530, Atlanta, Georgia               30326
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     (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (404) 262-3252
                                                     --------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name of former address, if changed since last report)
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ITEM 5.  OTHER EVENTS


     On May 23, 1997, JDN Realty Corporation closed a $150 million unsecured line of credit which replaced its $40 million secured line of credit. A copy of the related press release is included as an exhibit to this filing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Financial Statements:

     NONE


     Exhibits:

     EXHIBIT NO.    DESCRIPTION
     -----------    -----------

        99.1 Press Release: JDN Realty Corporation Announces New $150 Million Unsecured Line of Credit
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JDN REALTY CORPORATION



                                       By: /s/ William J. Kerley
                                           ---------------------
                                           William J. Kerley
                                           Chief Financial Officer


Date:  May 30, 1997
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                               INDEX TO EXHIBITS


     EXHIBIT NO.     DESCRIPTION
     -----------     -----------

         99.1        Press Release:  JDN Realty Corporation
                     Announces New $150 Million Unsecured
                     Line of Credit